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                                                              Exhibit 10.51(a-1)


                SECOND AMENDMENT TO LOAN AND SECURITY AGREEMENT

          This SECOND AMENDMENT TO LOAN AND SECURITY AGREEMENT (this "Amendment") is entered into as of February 12, 2001, among ADVANCED MICRO
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DEVICES, INC., a Delaware corporation ("AMD"), AMD INTERNATIONAL SALES AND
SERVICE, LTD., a Delaware corporation ("AMDISS") (AMD and AMDISS individually and collectively, the "Borrower"), the several financial institutions party to
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the Loan Agreement referred to below (each a "Lender" and, collectively, the
                                              ------
"Lenders"), and BANK OF AMERICA, N.A. (formerly Bank of America National Trust
--------
and Savings Association), as administrative agent for the Lenders (in such capacity, the "Agent").
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          WHEREAS, the Borrower, the Lenders and the Agent entered into a Loan and Security Agreement dated as of July 13, 1999, as amended by a First Amendment to Loan and Security Agreement entered into as of July 30, 1999 (as in effect as of the date of this Amendment, the "Loan Agreement"); and
                                              --------------

          WHEREAS, the Borrower has requested that the Majority Lenders agree to certain amendments to the Loan Agreement, and the Majority Lenders have agreed to such request, subject to the terms and conditions of this Amendment;

          NOW, THEREFORE, the parties hereto agree as follows:

1.  Definitions; References; Interpretation.
    ---------------------------------------

          (a) Unless otherwise specifically defined herein, each term used herein (including in the Recitals hereof) which is defined in the Loan Agreement shall have the meaning assigned to such term in the Loan Agreement.

          (b) Each reference to "this Amendment", "hereof", "hereunder", "herein" and "hereby" and each other similar reference contained in the Loan Agreement, and each reference to "the Loan Agreement" and each other similar reference in the other Loan Documents, shall from and after the Effective Date (defined below) refer to the Loan Agreement as amended hereby.

          (c) The rules of interpretation set forth in Section 1.3 of the Loan Agreement shall be applicable to this Amendment.

2.  Amendments to Loan Agreement.
    ----------------------------

          Subject to the terms and conditions hereof, the Loan Agreement is amended as follows, effective as of the Effective Date:

          (a)  Section 1.1 of the Loan Agreement is hereby amended as follows:

               (i)    the defined term "Domestic Cash" is hereby amended by (A)
                                        -------------
deleting the word "unencumbered" from the second line of such definition, and
(B) inserting immediately before the period at the end of such definition the following additional text:

               ", which cash and cash equivalents are not subject to any

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               Liens (except Liens pursuant to Section 6.1 hereof and Liens permitted under clause (h) of the definition of "Permitted
               Liens")"

               (ii)   the defined term "Dresden Agreements" is hereby amended
                                        ------------------
and restated in its entirety as follows:

               "Dresden Agreements" means (i) that certain Syndicated Loan
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               Agreement dated as of March 11, 1997 among AMD Saxony
               Manufacturing GmbH, as Borrower, Dresdner Bank Luxembourg S.A. as Agent and Paying Agent, Dresdner Bank AG as Security Agent, and the lenders party thereto, as amended on February 6, 1998 and June 29, 1999 and as further amended pursuant to the amendment entered into on or about January or February 2001 (as so amended, the "Dresden Loan Agreement") and (ii) each of the other
                    ----------------------
               "Operative Documents" (under, and as defined in the Sponsors' Support Agreement (as defined in the Dresden Loan Agreement), as amended on February 6, 1998 and June 29, 1999 and as further amended pursuant to the amendments entered into on or about January or February 2001) to the extent executed and delivered pursuant to or in connection with the Sponsors' Support Agreement or the Dresden Loan Agreement, as amended as of February 12, 2001 and as further amended pursuant to the amendments entered into on or about January or February 2001."

               (iii)  the defined term "Enhanced Covenant Period" is hereby
                                        ------------------------
amended by deleting the dollar amount "$100,000,000" and substituting therefor "$200,000,000";

               (iv)   the defined term "Restricted Investment" is hereby amended
                                        ---------------------
as follows:

                      (A) clause (b) is amended by inserting immediately following the word "Inventory" the following additional text: "and intellectual property"; and

                      (B) clause (h) is amended and restated in its entirety as follows:

                      "(h) (i) Investments made after the Closing Date in the German Subsidiary not exceeding $100,000,000 in the aggregate funded on or prior to December 31, 1999 (minus the fair market value of all assets transferred or otherwise conveyed to the German Subsidiary by the Parent or any Subsidiary during such period), (ii) other Investments in the German Subsidiary to the extent constituting "Restricted Investments" permitted under
                      Section 4.07 of the Indenture, as in effect as of the Closing Date, and (iii) Investments in the German Subsidiary consisting of a revolving intercompany

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                      loan made by the Parent, as lender, to the German
                      Subsidiary, as borrower, in an aggregate principal amount not to exceed $500,000,000 at any time outstanding, which loan shall be evidenced by documentation in form and substance reasonably satisfactory to the Agent and the Majority Lenders and the proceeds of which shall be used by the German Subsidiary for general corporate purposes, including, without limitation, working capital, cash expenses and other cash requirements and Project Costs (as defined in the Dresden Agreements) (such revolving intercompany loan, the "Revolving Intercompany Loan");"
                                              ---------------------------
                      and


               (v)    a new defined term "Revolving Intercompany Loan" is hereby
                                          ---------------------------
added in appropriate alphabetical order as follows:

               "Revolving Intercompany Loan" has the meaning specified in clause
                ---------------------------
               (h)(iii) of the definition of Restricted Investment."

          (b) Section 9.8 of the Loan Agreement is hereby amended by (i) deleting the word "and" immediately prior to clause (b)(ix), and (ii) inserting a new clause (b)(x) as follows:

          "; and (x) transactions permitted under Section 9.9 below".

          (c)  Section 9.11 of the Loan Agreement is hereby amended as follows:

               (i) clause (ii) thereof is amended and restated in its entirety as follows:

               "(ii) other Guaranties existing on the Closing Date and described on Schedule 9.11,";
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               (ii)   the word "and" immediately preceding clause (iv) thereof
is deleted and replaced with a comma; and

               (iii) a new clause (v) is added to such Section immediately before the period at the end of such Section as follows:

               "and (v) Guaranties by the Parent of the obligations of the German Subsidiary under the Dresden Agreements (and payment of such Guaranties) in an amount not to exceed 600,000,000 Deutsche Marks in the aggregate".

          (d)  Section 9.14 of the Loan Agreement is hereby amended as follows:

               (i) the second sentence thereof is hereby deleted in its entirety and the following substituted therefor:

               "Notwithstanding the foregoing, the Borrower and its Restricted Subsidiaries may (i) execute, deliver and perform its obligations under, and consummate the

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               transactions contemplated by, the Dresden Agreements, including without limitation the Revolving Intercompany Loans permitted hereunder and (ii) engage in other transactions with Affiliates, including Permitted Affiliate Investments, provided that the terms of any such transactions described in this subsection (ii) shall be materially no less favorable to the Borrower and its Restricted Subsidiaries than would be obtained in a comparable arms'-length transaction with a third party who is not an Affiliate."

               (ii) clause (a) is hereby amended and restated in its entirety as follows:

               "(a) pursuant to the Dresden Agreements (copies of which have been provided to the Agent), the Borrower engages and will engage in transactions with the German Subsidiary, including support in the form of loans and guarantees, the purchase of wafers and research, design and development services (and the license of certain intellectual property rights to the German Subsidiary in connection therewith), the provision of management services to the German Subsidiary, and foreign exchange swap transactions, and".

          (e) Section 9.19 of the Loan Agreement is hereby amended by (i) deleting the dollar amount "$100,000,000" and substituting therefor "$200,000,000" and (ii) deleting the dollar amount "$1,500,000,000" and substituting therefor "$1,750,000,000".

          (f) Schedules 6.3, 8.3, 8.11, 8.12 and 8.22 to the Loan Agreement are hereby amended and restated in their entirety in form of Schedules 6.3, 8.3, 8.11, 8.12 and 8.22 attached hereto.

3.  Representations and Warranties. The Borrower hereby represents and warrants
    ------------------------------
to the Agent and the Lenders as follows:

          (a) No Default or Event of Default has occurred and is continuing (or would result from the amendment of the Loan Agreement contemplated hereby).

          (b) The execution, delivery and performance by the Borrower of this Amendment and the Loan Agreement (as amended by this Amendment) have been duly authorized by all necessary corporate and other action and do not and will not require any registration with, consent or approval of, or notice to or action by, any Person (including any Governmental Authority) in order to be effective and enforceable.

          (c) This Amendment and the Loan Agreement (as amended by this Amendment) constitute the legal, valid and binding obligations of the Borrower, enforceable against it in accordance with their respective terms.

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          (d)  All representations and warranties of the Borrower contained in the Loan Agreement are true and correct (except to the extent such representations and warranties expressly refer to an earlier date, in which case they shall be true and correct as of such earlier date).

          (e) The Borrower is entering into this Amendment on the basis of its own investigation and for its own reasons, without reliance upon the Agent and the Lenders or any other Person.

          (f) The Borrower's obligations under the Loan Agreement and under the other Loan Documents are not subject to any defense, counterclaim, set-off, right of recoupment, abatement or other claim.

4.  Conditions of Effectiveness.
    ---------------------------

          (a) This Amendment shall be effective as of the date hereof (the "Effective Date"), provided that the Agent shall have received from the Borrower
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and the Majority Lenders a duly executed original (or, if elected by the Agent, an executed facsimile copy) of this Amendment.

          (b) From and after the Effective Date, the Loan Agreement is amended as set forth herein. Except as expressly amended pursuant hereto, the Loan Agreement shall remain unchanged and in full force and effect and is hereby ratified and confirmed in all respects.

          (c) The Agent will notify the Borrower and the Lenders of the occurrence of the Effective Date.

5.  Miscellaneous.
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          (a)  The Borrower acknowledges and agrees that the execution and delivery by the Agent and the Lenders of this Amendment shall not be deemed to create a course of dealing or an obligation to execute similar waivers or amendments under the same or similar circumstances in the future.

          (b) This Amendment shall be binding upon and inure to the benefit of the parties hereto and thereto and their respective successors and assigns.

          (c) This Amendment shall be governed by and construed in accordance with the law of the State of California, provided that the Agent and the Lenders
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shall retain all rights arising under Federal law.

          (d) This Amendment may be executed in any number of counterparts, each of which shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument. Each of the parties hereto understands and agrees that this document (and any other document required herein) may be delivered by any party thereto either in the form of an executed original or an executed original sent by facsimile transmission to be followed promptly by mailing of a hard copy original, and that receipt by the Agent of a facsimile transmitted document purportedly bearing the signature of a Lender or the Borrower shall bind

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such Lender or the Borrower, respectively, with the same force and effect as the delivery of a hard copy original. Any failure by the Agent to receive the hard copy executed original of such document shall not diminish the binding effect of receipt of the facsimile transmitted executed original of such document of the party whose hard copy page was not received by the Agent.

          (e) This Amendment contains the entire and exclusive agreement of the parties hereto with reference to the matters discussed herein. This Amendment supersedes all prior drafts and communications with respect hereto. This Amendment may not be amended except in accordance with the provisions of Section
13.2 of the Loan Agreement.

          (f) If any term or provision of this Amendment shall be deemed prohibited by or invalid under any applicable law, such provision shall be invalidated without affecting the remaining provisions of this Amendment, the Loan Agreement or the Loan Documents.

          (g) The Borrower agrees to pay or reimburse BofA (including in its capacity as Agent), upon demand, for all reasonable costs and expenses (including reasonable Attorney Costs) incurred by BofA (including in its capacity as Agent) in connection with the development, preparation, negotiation, execution and delivery of this Amendment.


                           [signature pages follow]

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          IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered in San Francisco, California, by their proper and duly authorized officers as of the day and year first above written.


                                       ADVANCED MICRO DEVICES, INC.


                                       By:
                                          -------------------------------------
                                       Name:
                                       Title:

                                       AMD INTERNATIONAL SALES AND SERVICE,
                                       LTD.


                                       By:
                                          -------------------------------------
                                       Name:
                                       Title:

                                       BANK OF AMERICA, N.A., as Agent and as a
                                       Lender


                                       By:
                                          -------------------------------------
                                       Name:
                                       Title:

                                       FOOTHILL CAPITAL CORPORATION


                                       By:
                                          -------------------------------------
                                       Name:
                                       Title:

                                       CONGRESS FINANCIAL CORPORATION
                                       (NORTHWEST)


                                       By:
                                          -------------------------------------
                                       Name:
                                       Title:


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                                       FINOVA CAPITAL CORPORATION


                                       By:
                                          -------------------------------------
                                       Name:
                                       Title:

                                       THE CIT GROUP/BUSINESS CREDIT, INC.


                                       By:
                                          -------------------------------------
                                       Name:
                                       Title:


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